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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):June 12, 2002
                                                 -------------


                                PULTE HOMES, INC
                                ----------------
             (Exact name of registrant as specified in its Charter)


         Michigan                       1-9804                 38-2766606
----------------------------         ------------         -------------------
(State or other jurisdiction         (Commission             (IRS Employer
    of incorporation)                File Number)         Identification No.)



    33 Bloomfield Hills Parkway, Suite 200, Bloomfield Hills, Michigan  48304
--------------------------------------------------------------------------------
 (Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code            (248) 647-2750
                                                   -----------------------------



        -----------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.           OTHER EVENTS

         On June 12, 2002, Pulte Homes, Inc. issued a press release attached as
Exhibit 99.1 hereto, announcing that (1) it has completed the public offering of its $300 million principal amount of 7.875% Senior Notes due 2032, and (2) it has given notice of its election to redeem all of Del Webb's outstanding 9% senior subordinated debentures due 2006.

ITEM 7.           EXHIBITS

         Exhibit 99.1: Press Release dated June 12, 2002.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           PULTE HOMES, INC.

Date:
June 13, 2002                              By:  /s/ Bruce Robinson
                                                -----------------------------
                                                  Name:   Bruce Robinson
                                                  Title:  Vice President and
                                                             Treasurer



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                                INDEX TO EXHIBITS


EXHIBIT NO.                        DESCRIPTION

Exhibit 99.1                       Press Release dated June 12, 2002